UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

Jammin Java Corp.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: _____________________________
(2) Aggregate number of securities to which transaction applies: _____________________________
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(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed: __________________________

4730 Tejon St.
Denver, Colorado 80211

May 30, 2014
Dear Stockholder:

The Board of Directors and officers of Jammin Java Corp., a Nevada corporation, join us in extending to you a cordial invitation to attend the 2015 annual meeting of our stockholders. This meeting will be held on July 16, 2014 at 3:00 p.m. local time, at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401 (the “Annual Meeting”).

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about May 30, 2014 to our stockholders of record as of the close of business on May 23, 2014. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on July 16, 2014. Your vote and participation in our governance is very important to us.

Sincerely,

Brent Toevs
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 16, 2014.

Our proxy statement and annual report on Form 10-K for the year ended January 31, 2014 are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/JAMN.

4730 Tejon St.
Denver, Colorado 80211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 16, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Jammin Java Corp., a Nevada corporation (the “Company”), will be held on July 16, 2014 at 3:00 p.m. local time, at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401 (the “Annual Meeting” or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.
To elect three (3) Directors to the Company’s Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following three nominees: Rohan Marley, Anh Tran, and Brent Toevs.

2.	To ratify the Company’s 2012 Amended and Restated Equity Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2012 Amended and Restated Equity Incentive Plan.

3.	To ratify the Company’s 2013 Equity Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2013 Equity Incentive Plan.

4.
To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s independent auditors for the fiscal years ending January 31, 2014 and 2015. The Board of Directors recommends that you approve and ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s independent auditors for the fiscal years ending January 31, 2014 and 2015.

5.	To consider a non-binding advisory vote on compensation of our named executive officers. The Board of Directors recommends that you approve and ratify the compensation of our named executive officers.

6.
To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers. The Board of Directors recommends that you vote for “3 years” as to the frequency of holding advisory votes on the compensation of our named executive officers.

7.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above. The Board of Directors recommends that you vote to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only stockholders of record at the close of business on May 23, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

The enclosed proxy statement is also available at https://www.iproxydirect.com/JAMN. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended January 31, 2014. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (323) 556-0746.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors

Rohan Marley Chairman
Denver, Colorado
May 30, 2014

TABLE OF CONTENTS

GENERAL INFORMATION	1
Information Contained In This Proxy Statement	1
Important Notice Regarding the Availability of Proxy Materials	1
Record Date and Shares Entitled to Vote	1
Voting Process	2
Providing and Revoking Proxies	2
Attendance at the Annual Meeting	2
Conduct at the Meeting	2
Quorum	3
Votes Required to Approve Each Proposal	3
Broker Non-Votes and Abstentions	3
Board of Directors Voting Recommendations	4
Mailing Costs and Solicitation of Proxies	5
Inspector of Voting	5
Stockholders Entitled to Vote at the Meeting	5
Voting Instructions	5
Confidential Voting	5
Stockholder of Record and Shares Held in Brokerage Accounts	5
Multiple Stockholders Sharing the Same Address	5
Voting Results	6
Company Mailing Address	6
VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS	7
Security Ownership of Certain Beneficial Owners and Management	7
Changes in Control	9
CORPORATE GOVERNANCE	9
Board Leadership Structure	9
Risk Oversight	10
Family Relationships	10
Arrangements between Officers and Directors	10
Other Directorships	10
Involvement in Legal Proceedings	10
Board of Directors Meetings	11
COMMITTEES OF THE BOARD	11
Corporate Governance	11
Director Independence	11
Code of Ethics	12
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	13
Summary Compensation Table	13
2014 Grants of Plan Based Awards	14
Executive Employment Agreements	14
Equity Compensation Plan Information	17
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	18
DIRECTOR COMPENSATION	19
COMPENSATION DISCUSSION AND ANALYSIS	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
PROPOSAL 1. ELECTION OF DIRECTORS	26
PROPOSAL 2. RATIFICATION OF THE COMPANY’S AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN	29
PROPOSAL 3. RATIFICATION OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN	35
PROPOSAL 4. TO RATIFY THE APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING JANUARY 31, 2014 AND 2015	41
PROPOSAL 5. NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	43
PROPOSAL 6. NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION	45
PROPOSAL 7. ADJOURNMENT OF THE ANNUAL MEETING	46
STOCKHOLDER PROPOSALS	47
Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials	47
Nominations For The Board Of Directors	47
Additional Filings	48
OTHER MATTERS	48
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	48
COMPANY CONTACT INFORMATION	48

ATTACHMENTS:

Proxy Card
Appendix A – Jammin Java Corp. – Amended and Restated 2012 Equity Incentive Plan
Appendix B – Jammin Java Corp. – 2013 Equity Incentive Plan

PROXY STATEMENT

FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Jammin Java Corp. (“Jammin Java,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on July 16, 2014 at 3:00 p.m. local time, at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on May 30, 2014. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended January 31, 2014, as filed with the SEC on May 16, 2014 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://www.iproxydirect.com/JAMN or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on May 23, 2014 (the “Record Date”). Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were 114,389,196 shares of our common stock outstanding and eligible to vote at the Annual Meeting. Other than our common stock we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board of Directors (the “Board”) described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

The presence at the Annual Meeting of holders of at least 33-1/3% of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Votes Required To Approve Each Proposal

With respect to the election of directors (Proposal 1), under plurality voting, the three nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The approval of the proposals to ratify the 2012 Amended and Restated Equity Incentive Plan (Proposal 2) and the Company’s 2013 Equity Incentive Plan (Proposal 3), the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors (Proposal 4), and the approval of the Company’s executive compensation (Proposal 5), each require that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal by stockholders present in person or represented by proxy at the meeting and entitled to vote (notwithstanding the fact that the vote on approval of executive compensation is non-binding).

With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 6), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote will be determined approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Authority to adjourn the Annual Meeting (Proposal 7) to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm (Proposal 4), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the election of our directors (Proposal 1), the Amended and Restated 2012 Equity Incentive Plan (Proposal 2) and Company’s 2013 Equity Incentive Plan (Proposal 3), the approval of the Company’s executive compensation (Proposal 5), the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 6), and the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 7).

With respect to the election of directors (Proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent regulatory changes were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to each of the other proposals other than the frequency of advisory votes on compensation of named executive officers (Proposals 2 through 5 and Proposal 7), broker non-votes and abstentions will have no effect on voting (notwithstanding the fact that the vote on approval of executive compensation is non-binding), except to the extent that they affect the total votes received on any particular proposal, as broker non-votes and abstentions will not be counted as votes “against” the proposals and will therefore not factor in to whether the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

With respect to the proposal regarding the frequency of advisory votes on executive compensation (Proposal 6) the option, if any, that receives the greatest number of votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote will be considered approved by the Company’ stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes will not be counted in determining the number of shares necessary for approval. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the ratification of the Company’s 2012 Amended and Restated Equity Incentive Plan (Proposal 2).

•	“FOR” the ratification of the Company’s 2013 Equity Incentive Plan (Proposal 3).

•
“FOR” the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s independent auditors for the fiscal years ending January 31, 2014 and 2015 (Proposal 4).

•	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (Proposal 5).

•	“EVERY 3 YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 6).

•	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 7).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

A representative of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2014 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2014 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, at our principal executive offices at 4730 Tejon St., Denver, Colorado 80211, or a stockholder may make a request by calling our Corporate Secretary at (323) 556-0746.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. Additionally, no later than one hundred fifty calendar days after the Annual Meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals” on page 47, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 4730 Tejon St., Denver, Colorado 80211.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 114,389,196 shares of our common stock outstanding. Other than our common stock we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 4730 Tejon St., Denver, Colorado 80211.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (a)

Executive Officers and Directors

Common Stock	Rohan A. Marley (1)	16,494,622	14.2%
Common Stock	Anh T. Tran (2)	3,492,432	3.0%
Common Stock	Brent Toevs (3)	1,610,451	1.4%

All Executive Officers and Directors as a Group (Three Persons)		21,597,505	18.2%

5% Stockholders

Common Stock	Straight Path Capital (4)	6,250,000	5.5%

Common Stock	Ironridge Global IV, Ltd. (5)	3,143,033 (6)	2.7%(6)

Common Stock	Mother Parkers Tea & Coffee Inc. (7)	11,893,779 (8)	9.99% (8)

(a)  Calculated based on 114,389,196 shares outstanding as of May 23, 2014.

* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1) Includes 2,000,000 shares held by Marley Coffee, LLC, which shares Mr. Marley is deemed to beneficially own. Includes options to purchase 1,516,667 shares of common stock which have vested to Mr. Marley to date, including options to purchase (a) 666,667 shares of common stock at an exercise price of $0.40 per share, which expire if unexercised on August 5, 2017 and (b) options to purchase 850,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018. Does not include (a) options to purchase 1,000,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018, or (b) options to purchase 2,000,000 shares of common stock at an exercise price of $0.46 per share, with a term of five years, which have not vested to Mr. Marley (and were not due to vest within the 60 days following the Record Date).

(2) Includes options to purchase 1,666,667 shares of common stock which have vested to Mr. Tran date, including options to purchase (a) 666,667 shares of common stock at an exercise price of $0.40 per share, which expire if unexercised on August 5, 2017 and (b) options to purchase 1,000,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018. Does not include (a) options to purchase 1,000,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018, or (b) options to purchase 2,000,000 shares of common stock at an exercise price of $0.46 per share, with a term of five years, which have not vested to Mr. Tran (and were not due to vest within the 60 days following the Record Date).

(3) Includes options to purchase 833,333 shares of common stock which have vested to Mr. Toevs to date, including options to purchase (a) 333,333 shares of common stock at an exercise price of $0.40 per share, which expire if unexercised on August 10, 2017 and (b) options to purchase 500,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018. Does not include (a) options to purchase 500,000 shares of common stock at an exercise price of $0.16 per share, which expire if unexercised on January 17, 2018, or (b) options to purchase 666,667 shares of common stock at an exercise price of $0.46 per share, with a term of five years, which have not vested to Mr. Toevs (and were not due to vest within the 60 days following the Record Date).

(4) The mailing address of the beneficial owner is 10 Great George Street, London SW103Ae, England. Raymond Hall is the managing director of Straight Path Capital and the Company believes that Mr. Hall has voting and dispositive control over the securities held by it.

(5) Voting and dispositive power with respect to shares of common stock owned by Ironridge Global IV, Ltd. (“IV”) is exercised by Peter Cooper, Director. Each of Ironridge Global Partners, LLC (“IGP”) and IGP’s managing members, Brendan T. O’Neil, Richard H. Kreger, John C. Kirkland and Keith Coulston disclaim beneficial ownership or control of any of the securities owned by IV. Messrs. O’Neil, Kreger and Kirkland are each managing directors of IV, and managing directors, members and 30% beneficial owners of IGP. Mr. Coulston is a director, member and 10% beneficial owner of IGP. IGP is a stockholder and beneficial owner of IV. The address of the principal business office of IV is Harbour House, Waterfront Drive, Road Town, Tortola, British Virgin Islands VG1110. This information comes solely from the Schedule 13G, filed by IV with the SEC on March 6, 2013.

(6) Reflects information as of March 6, 2013, as set forth in the March 6, 2013 Schedule 13G filed by IV with the Securities and Exchange Commission. On March 6, 2013, May 24, 2013, and July 26, 2013, IV purchased an aggregate of $4,795,802 in accounts payable in exchange for shares of common stock based on various formulas set forth in stipulations for settlement of claims between IV and the Company. In March 2013, May 2013 and July 2013, we issued 7,000,000, 5,000,000 and 5,000,000 shares of common stock, respectively, to IV in connection with the stipulations, which are subject to adjustment as provided in the stipulations. In July 2013, in connection with the true up associated with the March 2013 transaction and pursuant to the terms of the March 2013 stipulation, IV returned 1,646,488 shares of the Company’s common stock to the Company for cancellation, which shares were cancelled by the Company in July 2013. In November 2013 we issued IV an additional 4,524,079 shares of common stock, representing 671,841 additional shares pursuant to the May 2013 stipulation and 3,852,238 additional shares pursuant to the stipulation. In February 2014, we issued IV an additional 3,366,316 shares of common stock pursuant to the July 2013 stipulation. Pursuant to the stipulations, IV is prohibited from receiving any shares of common stock that would cause it to be deemed to beneficially own more than 9.99% of the Company’s total outstanding shares at any one time. Additionally, for so long as IV holds any shares, it is prohibited from, among other actions: (1) voting any shares of the Company’s common stock owned or controlled by them, exercising any dissenter’s rights, executing or soliciting any proxies or seeking to advise or influence any person with respect to any voting securities of the Company; (2) engaging or participating in any actions or plans that relate to or would result in, among other things, (a) acquiring additional securities of the Company, alone or together with any other person, which would result in them collectively beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.99% of the total outstanding common stock or other voting securities of the Company, (b) an extraordinary corporate transaction such as a merger, reorganization or liquidation, (c) a sale or transfer of a material amount of assets, (d) changes in the present Board of Directors or management of the Company, (e) material changes in the capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, (g) actions which may impede the acquisition of control of the Company by any person or entity, (h) causing a class of securities of the Company to be delisted, (i) causing a class of equity securities of the Company to become eligible for termination of registration; or (3) any actions similar to the foregoing. We have no knowledge of the number of shares of common stock currently owned by IV.

(7) The beneficial owners of the shares of common stock held by Mother Parkers Tea & Coffee Inc. are Paul Higgins, Jr. and Michael Higgins, its Co-Chief Executive Officers. The address of Mother Parkers Tea & Coffee Inc. is 2531 Stanfield Road, Mississauga, Ontario L4Y 1S4.

(8) Mother Parkers Tea & Coffee Inc. holds 7,333,529 shares of our common stock and warrants to purchase 7,333,529 shares of our common stock, the warrants have an exercise price of $0.51135 per share, a term of three years and prohibit Mother Parkers Tea & Coffee Inc. from exercising such warrants to the extent such exercise would result in the beneficial ownership of more than 9.99% of the Company’s common stock, subject to Mother Parkers’ right to waive such limitation with 61 days prior written notice (the “Mother Parker’s Ownership Limitation”). The number of shares listed as beneficially owned by Mother Parkers Tea & Coffee Inc. in the table above takes into account the Mother Parker’s Ownership Limitation, and does not include 2,773,279 shares of common stock issuable upon exercise of the warrants, which if exercised by Mother Parkers Tea & Coffee Inc. would exceed the Mother Parker’s Ownership Limitation.

Changes in Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1 - Election of Directors” (beginning on page 26).

Board Leadership Structure

The roles of Chairman and Chief Executive Officer of the Company are currently held separately. Mr. Marley serves as Chairman and Mr. Toevs serves as Chief Executive Officer. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s Chief Executive Officer, Mr. Toevs) and the members of our Board (currently Mr. Marley as Chairman). It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its Chief Executive Officer, while enabling our Chairman to facilitate our Board’s oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on January 31, 2014, the Board held no official meetings and took all other actions via the unanimous written consent of the Board of Directors; provided that the Board did confer on a regular, frequent and informal basis throughout the year. All directors attended at least 75% of the Board of Directors during fiscal year 2014. The Company has not previously held an Annual Meeting of Stockholders. The Company encourages, but does not require all directors to be present at annual meetings of stockholders.

COMMITTEES OF THE BOARD

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our Company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.

Our Company has defined policy and procedural requirements for stockholders to submit recommendations or nominations for directors as set forth in the Company’s Bylaws (as amended) and described under “Stockholders Proposals” – “Nominations For The Board Of Directors” on page 47 below. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

The Board of Directors will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” – “Nominations For The Board Of Directors” on page 47 below. The Secretary will send properly submitted stockholder recommendations to the Board of Directors. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Board of Directors through other means. The Board of Directors also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company and strives to be compliant with applicable governmental laws, rules and regulations.

In lieu of an Audit Committee, the Company’s Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Director Independence

Our common stock is quoted for trading on the OTCQB and we are not required to have independent members of our Board of Directors. We do not identify any of our directors as being independent.

As described above, we do not currently have a separately designated audit, nominating or compensation committee.

Code of Ethics

The Company has adopted a Code of Ethical Business Conduct (the “Code of Ethics”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Code of Ethics has been reviewed and approved by the Board of Directors.

You can access our Code of Ethics on our website at www.jamminjavacoffee.com, and any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Corporate Secretary. Additionally, the Company’s Code of Ethics was filed as an exhibit to the Company’s Form 8-K filed with the SEC on April 1, 2014, as Exhibit 14.1.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.jamminjavacoffee.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees to date.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
Brent Toevs	Chief Executive Officer and Director	48
Anh T. Tran	President, Chief Operating Officer, Secretary, Treasurer and Director	37

Information regarding Mr. Toevs and Mr. Tran is set forth in “Proposal 1 – Election of Directors”, below (beginning on page 26).

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended January 31, 2014 and 2013. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during Fiscal 2014 and 2013, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Summary Compensation Table

Name & Principal Position	Year	Salary*	Bonus	Option Awards (1)	Stock Awards (1)	All Other Compensation	Total
Brent R. Toevs	2014	$4,962 (2)	$45,000 (3)	$860,861 (4)	$169,938 (2)	$91,713 (8)	$1,172,474
Chief Executive Officer (Principal Executive Officer)	2013	$79,500 (2)	$25,000 (3)	$192,499 (4)	$68,302 (2)	$12,188 (8)	$377,489

Anh T. Tran	2014	$3,746 (5)	$45,000 (6)	$860,861 (7)	$128,254 (5)	$94,447 (9)	$1,132,308
President, Chief Operating Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	2013	$60,000 (5)	$25,000 (6)	$384,998 (7)	$54,000 (5)	$-	$523,998

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our named executive officers received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings during the periods presented.

*          Represents the only consideration paid to Mr. Toevs or Mr. Tran in cash during the periods presented (other than expenses reimbursed in cash).  The remainder of the consideration set forth above was paid in shares of common stock or options to purchase shares of common stock.  Mr. Toevs and Mr. Tran have not exercised any of the stock options and have only sold a limited number of the shares of common stock that they were awarded.

(1)
Represents the aggregate grant/issuance date fair value of awards computed in accordance with FASB ASC Topic 718. See Note 1 to our financial statements included in the 2014 Annual Report for assumptions underlying the valuation of equity awards. These amounts do not represent the actual amounts paid to or realized by any of the Named Executive Officers during the respective periods.

(2)
A total of $169,938 of the compensation due to Mr. Toevs for the year ending January 31, 2014, was paid to Mr. Toevs by way of the issuance to Mr. Toevs of 482,483 shares of common stock, which were valued at between $0.30 and $0.45 per share. A total of $68,302 of the compensation due to Mr. Toevs for the period from July 1, 2012 through January 31, 2013, was paid to Mr. Toevs by way of the issuance to Mr. Toevs of 541,393 shares of common stock, which were valued at between $0.10 and $0.16 per share.  Mr. Toevs has only sold a limited number of these shares to date.

(3)
On December 26, 2013, the Board approved a $45,000 bonus to Mr. Toevs for services provided during fiscal 2014, all of which was paid through the issuance of 123,288 shares of the Company’s common stock (valued at $0.365 per share) on January 7, 2014. On January 17, 2013, the Board approved a $25,000 bonus to Mr. Toevs for services provided during fiscal 2013, of which $10,000 was paid through the issuance of 62,500 shares of the Company’s common stock (valued at $0.16 per share) on January 17, 2013 and $15,000 which was paid by the way of the issuance of 48,387 shares of common stock (valued at $0.31 per share) in May 2014). Mr. Toevs has only sold a limited number of these shares to date.

(4)
On September 10, 2013, the Board approved the grant of incentive stock options to Mr. Toevs, to purchase 2,000,000 shares of common stock at an exercise price of USD $0.46 per share, vesting annually in tranches of one-third of such options over a three-year period beginning August 1, 2013. On August 10, 2011, the Board approved the grant of incentive stock options to Mr. Toevs, to purchase 1,000,000 shares of common stock at an exercise price of USD $0.40 per share, vesting annually in tranches of one-third over a three-year period. Effective January 17, 2013, the options to purchase 666,667 shares of the Company’s common stock granted on August 10, 2011, which had not vested as of that date were cancelled, and the Company granted Mr. Toevs options to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.16 per share, which vest at the rate of 1/12th of such options per quarter (beginning March 31, 2013), and with a term of five years.  Mr. Toevs has not exercised any of these options to date.

(5)
A total of $128,254 of the compensation due to Mr. Tran for the year ending January 31, 2014, was paid to Mr. Tran by way of the issuance to Mr. Tran of 396,951 shares of common stock, which were valued at between $0.30 and $0.45 per share. A total of $54,000 of the compensation due to Mr. Tran for the period from July 1, 2012 through January 31, 2013, was paid to Mr. Tran by way of the issuance to Mr. Tran of 423,929 shares of common stock, which were valued at between $0.10 and $0.16 per share. Mr. Tran has only sold a limited number of these shares to date.

(6)
On December 26, 2013, the Board approved a $45,000 bonus to Mr. Tran for services provided during fiscal 2014, all of which was paid through the issuance of 123,288 shares of the Company’s common stock (valued at $0.365 per share) on January 7, 2014. On January 17, 2013, the Board approved a $25,000 bonus to Mr. Tran for services provided during fiscal 2013, of which $10,000 was paid through the issuance of 62,500 shares of the Company’s common stock (valued at $0.16 per share) on January 17, 2013 and $15,000 which was paid by the way of the issuance of 48,387 shares of common stock (valued at $0.31 per share) in May 2014). Mr. Tran has only sold a limited number of these shares to date.

(7)
On September 10, 2013, the Board approved the grant of incentive stock options to Mr. Tran, to purchase 2,000,000 shares of common stock at an exercise price of USD $0.46 per share, vesting annually in tranches of one-third of such options over a three-year period beginning August 1, 2013. On August 5, 2011, the Board approved the grant of incentive stock options to Mr. Tran, to purchase 2,000,000 shares of common stock at an exercise price of USD $0.40 per share, vesting annually in tranches of one-third of such options over a three-year period. Effective January 17, 2013, the options to purchase 1,333,333 shares of the Company’s common stock granted on August 5, 2011, which had not vested as of that date were cancelled, and the Company granted Mr. Tran options to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.16 per share, which vest at the rate of 1/12th of such options per quarter (beginning March 31, 2013), and with a term of five years. Mr. Tran has not exercised any of these options to date.

(8)	This amount represents the reimbursement of personal expenses incurred on behalf of the business as outlined in Mr. Toev’s employment agreement.

(9)	This amount represents the reimbursement of personal expenses incurred on behalf of the business as outlined in Mr. Tran’s employment agreement.

2014 Grants of Plan Based Awards

The following table presents information regarding stock options granted during the fiscal year ended January 31, 2014 pursuant to our Equity Compensation Plan to our Named Executive Officers.

Name	Grant Date	Number of Securities Underlying Options	Exercise Price of Option Awards	Grant Date Fair Value of Options (1)
Brent R. Toevs	09/10/13	2,000,000 (2)	$0.46	$860,861

Anh T. Tran	09/10/13	2,000,000 (2)	$0.46	$860,861

(1)
Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 1 to our financial statements included in the Annual Report for assumptions underlying the valuation of equity awards.

(2)	The options vest at the rate of 1/3rd of such options per year over a three-year period from August 1, 2013.

Executive Employment Agreements

Brent Toevs

On September 10, 2013, the Company entered into an Amended and Restated Employment Agreement with its Chief Executive Officer, Brent Toevs. The Amended and Restated Employment Agreement amended, restated and replaced the prior employment agreement of Mr. Toevs effective August 8, 2011. The Amended and Restated Employment Agreement has a term extending until August 1, 2016.

Mr. Toevs’ Amended and Restated Employment Agreement provides for him to receive a yearly salary of $192,390, with ten percent (10%) annual increases; annual bonuses in the discretion of the Board of Directors; and up to $10,000 per year for contribution, up to the maximum U.S. Federal amount, to his Individual Retirement Account. Mr. Toevs may also receive a cash bonus following the end of each fiscal year upon the satisfaction, as determined by the Board at its sole discretion, of performance objectives as established by the Board on an annual basis. Mr. Toevs is also entitled to receive up to $10,000 per year for contribution, up to the maximum U.S. Federal amount, to his Individual Retirement Account. Further, in addition to standard benefits, the Company agreed to compensate Mr. Toevs for annual home office costs (equipment, supplies, telecommunication costs) in the amount of USD$3,600, fees for fiscal year-end tax preparation and personal financial planning/investment advice in the amount of USD$1,000, annual mobile phone and plan expenses in the amount of USD$2,400, and vehicle expenses (combined lease expense, gas and maintenance) in the annual amount of USD$24,000. Mr. Toevs was issued 100,000 shares of the Company’s common stock in consideration for agreeing to the terms of the amended agreement and was granted five year options to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.46 per share, with options to purchase 666,666 shares vesting on August 1, 2014 and options to purchase 666,667 shares vesting on August 1, 2015 and 2016, respectively, subject to the terms of the Company’s equity incentive plans.

In the event of termination of Mr. Toevs’ employment by the Company without cause or by Mr. Toevs for good reason (each as described in the agreement), the Company agreed to pay Mr. Toevs, in addition to all other compensation which he would be due, twelve months of salary under the agreement as severance pay (or such lesser amount of months then left on the term), and that all unvested options would vest to Mr. Toevs immediately. In the event of the termination of the agreement by the Company without cause or by Mr. Toevs for good reason, the non-compete and non-solicitation provisions (described below) of the agreement terminate and are of no force or effect.  In the event of the termination of Mr. Toevs’ employment due to his death or by the Company with cause (as described in the agreement), the Company agreed to pay Mr. Toevs, in addition to all other compensation which he would be due, six months of salary under the agreement as severance pay (or such lesser amount of months then left on the term), and that any unvested options would be forfeited upon such termination date. In the event of the termination of Mr. Toevs’ employment either six months prior to or six months after a change of control (as defined and described in the agreement), Mr. Toevs is to receive all consideration due to him as of the date of termination of the employment agreement plus, as a severance payment, all salary due to him had the employment agreement extended until the end of the stated term, any unvested options shall vest immediately, Mr. Toevs’ is to receive a cash payment equal to the value of any previously expired options, and the non-compete and non-solicitation provisions of the agreement terminate and are of no force or effect. In the event the agreement is terminated due to Mr. Toevs’ disability, Mr. Toevs is to receive compensation due to him through the date of termination.

Pursuant to the agreement, Mr. Toevs agreed to not compete against the Company for a period of one year following the termination of the agreement and to not solicit employees of the Company for two years following the termination of the agreement.

Anh T. Tran

On September 10, 2013, the Company entered into an Amended and Restated Employment Agreement with its President and Chief Operating Officer, Anh Tran. The Amended and Restated Employment Agreement amended, restated and replaced the prior employment agreement of Mr. Tran effective August 5, 2011. The Amended and Restated Employment Agreement has a term extending until August 1, 2016.

The agreement provides for Mr. Tran to receive an annual salary of $120,000, less ordinary withholdings, with a ten percent (10%) annual incremental increase, subject to change from time to time as the Board or a compensation committee of the Board may determine and approve. Mr. Tran may also receive a cash bonus following the end of each fiscal year upon the satisfaction, as determined by the Board at its sole discretion, of performance objectives as established by the Board on an annual basis. Mr. Tran is also entitled to receive up to $10,000 per year for contribution, up to the maximum U.S. Federal amount, to his Individual Retirement Account. In addition to standard benefits, the Company agreed to pay Mr. Tran for the costs of maintaining a home office (equipment, supplies, and telecommunication costs) and for a mobile phone and plan. In the event of termination of Mr. Tran’s employment by the Company without cause or Mr. Tran for good reason (as described in the agreement), the Company agreed to pay Mr. Tran, in addition to all other compensation which he would be due, two months of salary under the agreement as severance pay (or such lesser amount of months then left on the term).

Mr. Tran was issued 100,000 shares of the Company’s common stock in consideration for agreeing to the terms of the amended agreement and was granted five year options to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.46 per share, with options to purchase 666,666 shares vesting on August 1, 2014 and options to purchase 666,667 shares vesting on August 1, 2015 and 2016, respectively, subject to the terms of the Company’s equity incentive plans.

In the event of termination of Mr. Tran’s employment by the Company without cause or by Mr. Tran for good reason (each as described in the agreement), the Company agreed to pay Mr. Tran, in addition to all other compensation which he would be due, twelve months of salary under the agreement as severance pay (or such lesser amount of months then left on the term), and that all unvested options would vest to Mr. Tran immediately. In the event of the termination of the agreement by the Company without cause or by Mr. Tran for good reason, the non-compete and non-solicitation provisions of the agreement (described below) terminate and are of no force or effect. In the event of the termination of Mr. Tran’s employment due to his death or by the Company with cause (as described in the agreement), the Company agreed to pay Mr. Tran, in addition to all other compensation which he would be due, six months of salary under the agreement as severance pay (or such lesser amount of months then left on the term), and that any unvested options would be forfeited upon such termination date. In the event of the termination of Mr. Tran’s employment either six months prior to or six months after a change of control (as defined and described in the agreement), Mr. Tran is to receive all consideration due to him as of the date of termination of the employment agreement plus, as a severance payment, all salary due to him had the employment agreement extended until the end of the stated term, any unvested options vest immediately to Mr. Tran, Mr. Tran is to receive a cash payment equal to the value of any previously expired options, and the non-compete and non-solicitation provisions of the agreement terminate and are of no force or effect. In the event the agreement is terminated due to Mr. Tran’s disability, Mr. Tran is to receive compensation due to him through the date of termination.

Pursuant to the agreement, Mr. Tran agreed to not compete against the Company for a period of one year following the termination of the agreement and to not solicit employees of the Company for two years following the termination of the agreement.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column A) (C)

Equity compensation plans approved by stockholders	-	$-	-

Equity compensation plans not approved by stockholders	17,160,000	0.35	20,756,465

Total	17,160,000	$0.35	20,756,465

2011 Equity Compensation Plan

On August 5, 2011, the Board of Directors approved the Company’s 2011 Equity Compensation Plan (the “2011 Plan”). The 2011 Plan authorizes the issuance of various forms of stock-based awards, including incentive or non-qualified options, restricted stock awards, performance shares and other securities as described in greater detail in the 2011 Plan, to the Company’s employees, officers, directors and consultants. A total of 20,000,000 shares are authorized for issuance under the 2011 Plan, which has not been approved by the stockholders of the Company to date, and as of the date of this proxy statement, a total of 16,333,333 shares are available for issuance under the 2011 Plan.

2012 Equity Incentive Plan

On October 14, 2012, the Board of Directors approved the Company’s 2012 Equity Incentive Plan, which was amended and restated on September 19, 2013 (as amended and restated, the “2012 Plan”). The 2012 Plan authorizes the issuance of various forms of stock-based awards, including incentive or non-qualified options, restricted stock awards, restricted units, stock appreciation rights, performance shares and other securities as described in greater detail in the 2012 Plan, to the Company’s employees, officers, directors and consultants. A total of 12,000,000 shares are authorized for issuance under the 2012 Plan, which has not been approved by the stockholders of the Company to date (provided the Company is seeking stockholder approval for the 2012 Plan pursuant to this proxy statement), and as of the date of this proxy statement, a total of 1,526,133 shares are available for issuance under the 2012 Plan.

2013 Equity Incentive Plan

On September 10, 2013, the Board of Directors approved the Company’s 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan authorizes the issuance of various forms of stock-based awards, including incentive or non-qualified options, restricted stock awards, restricted units, stock appreciation rights, performance shares and other securities as described in greater detail in the 2013 Plan, to the Company’s employees, officers, directors and consultants. A total of 12,000,000 shares are authorized for issuance under the 2013 Plan, which has not been approved by the stockholders of the Company to date (provided the Company is seeking stockholder approval for the 2013 Plan pursuant to this proxy statement), and as of the date of this proxy statement, a total of 4,140,000 shares are available for issuance under the 2013 Plan.

The Plans are administered by the Board of Directors in its discretion. The Board of Directors interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes certain information regarding unexercised stock options outstanding as of January 31, 2014 for each of the Named Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Brent R. Toevs	333,333	-		$0.40	08/10/17
	333,333	666,667	(1)	$0.16	1/17/18
	-	2,000,000	(2)	$0.46	9/10/18

Anh T. Tran	666,667	-		$0.40	08/05/17
	666,667	1,333,333	(1)	$0.16	1/17/18
	-	2,000,000	(2)	$0.46	9/10/18

(1)	The options vest at the rate of 1/12th of such options per quarter over a three-year period, beginning on March 31, 2013.
(2)	The options vest at the rate of 1/3rd of such options per year over a three-year period, beginning with the first vesting date on August 1, 2014.

DIRECTOR COMPENSATION

The following table presents summary information regarding compensation of the non-employee members of our Board of Directors who served during any part of the fiscal year ended January 31, 2014.

NAME (1)	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)	STOCK AWARDS ($)(3)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Rohan A. Marley	$70,000*	$860,861 (2)	$50,000 (4)	-	$980,861

* Accrued and unpaid.

(1)
Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 1 to our financial statements included in the Annual Report on Form 10-K for fiscal 2014 for assumptions underlying the valuation of equity awards.

(2)
As compensation for Board services, Mr. Marley was issued options on September 10, 2013, to purchase 2,000,000 shares of our common stock at an exercise price of $0.46 per share which vest at the rate of 1/3rd of such options per year over a three-year period, beginning on August 1, 2013.

(3)
Amounts in this column represent the aggregate issuance date fair value of stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.  See also the narrative description of the options granted to Mr. Marley below.

(3)
A total of $50,000 of the compensation due to Mr. Marley for the year ended January 31, 2014, was paid to Mr. Marley by way of the issuance to Mr. Marley of 142,229 shares of common stock, which were valued at between $0.31 and $0.44 per share.

Mr. Rohan Marley serves as Chairman of the Board of the Company. For his guidance and direction as Chairman of the Board of the Company, he is compensated a fee of $10,000 per month in addition to the grant of the options described below. A total of $50,000 of the compensation due to Mr. Marley for the year ended January 31, 2014, was paid to Mr. Marley by way of the issuance to Mr. Marley of 142,229 shares of common stock, which were valued at between $0.31 and $0.44 per share.

On August 5, 2011, the Board approved the grant of incentive stock options to Mr. Rohan Marley, the Chairman of the Board, to purchase 2,000,000 shares of common stock at an exercise price of USD $0.40 per share, vesting annually in one-third tranches over a three-year period.

Effective January 17, 2013, the options to purchase 1,333,333 shares of the Company’s common stock granted on August 5, 2011, which had not vested as of that date were cancelled, and the Company granted Mr. Marley options to purchase 2,000,000 shares of the Company’s common stock at an exercise price of $0.16 per share, which vest at the rate of 1/12th of such options per quarter (beginning March 31, 2013), and with a term of five years.

On September 10, 2013, Mr. Marley was granted options to purchase 2,000,000 shares of our common stock at an exercise price of $0.46 per share, with a term of five years, which vest at the rate of 1/3rd of such options per year over a three-year period, beginning with the first vesting date on August 1, 2014.

Our directors, Mr. Anh Tran and Mr. Brent Toevs, are not compensated for serving on the Board of Directors, other than through the compensation they receive as officers of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in its sole determination. Our Board of Directors also reserves the right to pay our executives a salary, and/or issue them shares of common stock in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock based compensation to certain executives which is intended to align the performance of our executives with our long-term business strategies.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-term, Stock Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award certain executives with long-term, stock-based compensation in the future, in the sole discretion of our Board of Directors.

Criteria for Compensation Levels

The Company seeks to attract and retain qualified executives and employees to positively contribute to the success of the Company for the benefit of its various stakeholders, the most important of which is its stockholders, but also including its officers, employees, and the communities in which the Company operates.

The Board of Directors (in establishing compensation levels for the Company’s Chief Executive Officer and President) and the Company (in establishing compensation levels for other executives) may consider many factors, including, but not limited to, the individual’s abilities and performance that results in: the advancement of corporate goals of the Company, execution of the Company’s business strategies, contributions to positive financial results, and contributions to the development of the management team and other employees. In determining compensation levels, the Board of Directors may also consider the experience level of each particular individual and/or the compensation level of executives in similarly situated companies in our industry.

Compensation levels for executive officers are generally reviewed annually, but may be reviewed more often as deemed appropriate.

Compensation Philosophy and Strategy

In addition to the “Criteria for Compensation Levels” set forth above, the Company has a “Compensation Philosophy” for all employees of the Company (set forth below).

Compensation Philosophy

The Company’s compensation philosophy is as follows:

•
The Company believes that compensation is an integral component of its overall business and human resource strategies. The Company’s compensation plans will strive to promote the hiring and retention of personnel necessary to execute the Company’s business strategies and achieve its business objectives.

•
The Company’s compensation plans will be strategy-focused, competitive, and recognize and reward individual and group contributions and results. The Company’s compensation plans will strive to promote an alignment of the interests of employees with the interests of the stockholders by having a portion of compensation based on financial results and actions that will generate future stockholder value.

•
In order to reward financial performance over time, the Company’s compensation programs generally will consist of base compensation, and may also consist of short-term variable incentives and long-term variable incentives, as appropriate.

•	The Company’s compensation plans will be administered consistently and fairly to promote equal opportunities for the Company’s employees.

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years there have been no transactions between us and any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Compensation”.

The following sets forth a summary of transactions since the beginning of the fiscal year of 2013, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds $120,000, one percent of the average of the Company’s total assets at the fiscal year-end for 2014 and 2013, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Nicole Whittle

During the fiscal years ended January 31, 2014 and 2013, the Company paid $54,974 and $71,840 to Nicole Whittle. Ms. Whittle serves as the Company’s Creative Director, for ongoing creative design costs services. Nicole Whittle is the sister of Shane Whittle, who is a former director and the former Chief Executive Officer of the Company and who is currently a manager and equity owner of Marley Coffee, LLC (“MCL”), which is co-managed and one-third owned by Rohan Marley, our Chairman.

Marley Coffee Ltd

During the year ended January 31, 2014, the Company paid $329,132 to Marley Coffee Ltd. (“MC”) a producer of Jamaican Blue Mountain coffee that the Company purchases in the normal course of its business. The Company directs these purchases to third-party roasters for fulfillment of sales orders. The Company’s Chairman, Rohan Marley, is an owner of approximately 25% of the equity of MC. During the year ended January 31, 2013, the Company paid $354,512 to MC.

Capital Advance by Company President/Stockholder

During the years ended January 31, 2014 and 2013, Anh Tran, President, advanced the Company money on multiple occasions to supplement working capital. Due to the timing of the transactions, there was a balance due from Mr. Tran at January 31, 2014 and January 31, 2013 of $2,724 and $2,371, respectively. The advances are unsecured, non-interest bearing and have no specific terms of repayment.

Note Payable

We entered into the License Agreement with MCL in March 2010 and in connection with an amendment to the License Agreement (which has since been terminated) entered into in August 2011, we agreed to assume $126,000 of obligations by paying MCL $55,000, with the balance being paid, with no interest, in equal monthly installments over a period of eighteen months. The balance was fully paid at January 31, 2014.

Mother Parkers Tea & Coffee Inc. Transactions

On April 24, 2014, we entered into a Subscription Agreement with Mother Parkers Tea & Coffee Inc. (“Mother Parkers” and the “Subscription”). Pursuant to the Subscription, Mother Parkers purchased 7,333,529 units from the Company, each consisting of (a) one share of the Company’s common stock, $0.001 par value per share (the “Shares”); and (b) one (1) warrant to purchase one share of the Company’s common stock (the “Warrants” and collectively with the Shares, the “Units”) at a price per Unit equal to the fifty day weighted-average price per share of the Company’s common stock on the OTCQB market, for the fifty trading days ending March 7, 2014 (the date the parties first discussed the transactions contemplated by the Subscription), which was $0.34 (the “Per Unit Price”). The total purchase price paid for the Units was $2,500,000. As a result of the Subscription, Mother Parkers became a greater than 5% stockholder of the Company.

Pursuant to the Subscription, we provided Mother Parkers a right of first refusal for a period of two (2) years following the Subscription, to purchase up to 10% of any securities (common stock, options or warrants exercisable for common stock) we propose to offer and sell in a public or private equity offering (the “ROFO Securities”), exercisable for 48 hours from the time we provide Mother Parkers notice of such proposed sale of ROFO Securities (subject where applicable to Mother Parkers meeting any prerequisites to participation in the offering). The right of first refusal does not apply to the issuance of (a) shares of common stock or options to employees, officers, directors or consultants of the Company in consideration for services, (b) securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of the Subscription, (c) securities issued pursuant to acquisitions or strategic transactions approved by the directors of the Company, provided that any such issuance shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital, and (d) any debt securities (other than any debt securities exchangeable for or convertible into shares of common stock). The right of first refusal is not assignable and expires upon the first to occur of two (2) years following the date of the Subscription and the date Mother Parkers enters into or takes certain bankruptcy related actions.

The Warrants have an exercise price equal to 150% of the Per Unit Price ($0.51135 per share), a term of three years and prohibit Mother Parkers from exercising such Warrants to the extent such exercise would result in the beneficial ownership of more than 9.99% of the Company’s common stock, subject to Mother Parkers’ right to waive such limitation with 61 days prior written notice.

Mother Parkers is one of the Company’s two main suppliers of coffee products and the Company is currently subject to a license agreement with Mother Parkers (described below). Purchases from Mother Parkers accounted for approximately 60% of total coffee vendor purchases of the Company for the fiscal year ended January 31, 2014 and approximately 66% of total purchases for the fiscal year ended January 31, 2013. Additionally, during the fiscal years ended January 31, 2014 and 2013, Mother Parkers accounted for approximately 19% and 18% of our revenues, respectively.

Effective May 20, 2014, we entered into an Amended and Restated License Agreement with Mother Parkers (the “MP Agreement”), which amended and restated a prior license agreement entered into between the parties in October 2011. Pursuant to the MP Agreement, the Company granted Mother Parkers the exclusive right to manufacture, process, package, label, distribute and sell single serve hard capsules (which excludes single serve soft pods) (the “Product”) on behalf of the Company in Canada, the United States of America and Mexico. The rights granted under the MP Agreement are subject to certain terms and conditions of our FSHR License Agreement (defined and described below under “Fifty-Six Hope Road Music Limited”, pursuant to which we have a worldwide, exclusive, non-transferable license to utilize certain of the “Marley Coffee” trademarks (the “Trademarks”).

Pursuant to the MP Agreement, Mother Parkers is required to, among other things, supply all ingredients and materials, labor, manufacturing equipment and other resources necessary to manufacture and package the Product, develop coffee blends set forth in specifications provided by the Company from time to time, procure coffee beans in the open market (or from the Company’s designee) at favorable prices, set prices for the Product in a manner that is competitive in the market place and deliver Product logo/brand designs to the Company for approval prior to manufacturing any such Product. We are required to, among other things, cross-promote the Product, use Product images and marketing materials provided by Mother Parkers to promote the Product, and provide the services of Rohan Marley (our Chairman) at a minimum of five locations per year at the Company’s sole cost and expense. There are no minimum volume or delivery requirements under the MP Agreement. Pursuant to the MP Agreement, Mother Parkers agreed to pay us a fee of $0.06 per capsule for Talkin’ Blues products and $0.04 per capsule for all other Product sold under the agreement, which payments are due in monthly installments.

The MP Agreement has a term of five years, provided that it automatically renews thereafter for additional one year periods if not terminated by the parties, provided further that we are not able to terminate the agreement within the first 12 months of the term of the agreement and if we terminate the agreement or take any action that lessens or diminishes Mother Parkers’ exclusive rights under the agreement during months 12 through 36 of the agreement, we are required to pay Mother Parkers a fee of $600,000 and reimburse Mother Parkers for any out of pocket costs incurred by Mother Parkers for inventory and other materials that are unsalable or unusable after such termination. Notwithstanding the requirements above, either party may terminate the agreement at any time (a) upon the default of the agreement by the other party, if such default is not cured within 30 days (45 days if the default is not capable of being cured within 30 days and 10 days in the event the default relates to non-payment of fees due) after written notice thereof is provided by the non-defaulting party; or (b) upon the bankruptcy or similar proceeding involving the other party, the dissolution or liquidation of the other party, a seizure or attachment of the other party’s property or assets, or the commencement of litigation proceedings involving Mother Parkers’ use of the Trademarks (which right to termination is in favor of Mother Parkers only). Additionally, Mother Parkers has the right to terminate the agreement at any time for any reason with 90 days prior written notice. In the event of the termination of the agreement for any reason, we are required to purchase any and all unsold Products (including raw or packaged materials) from Mother Parkers.

In the event of a product recall resulting from the Company’s act or omission, we are required to pay all costs and expenses associated with such recall. The MP Agreement requires that the parties review the terms and conditions of the agreement on a yearly basis. Additionally, the agreement requires that Mother Parkers allocate $100,000 annually to be used for marketing activities mutually agreed to by Mother Parkers and the Company.

The MP Agreement contains customary confidentiality and indemnification requirements and covenants typical of agreements similar to the MP Agreement.

Fifty-Six Hope Road Music Limited

On September 13, 2012, the Company entered into a fifteen (15) year license agreement (renewable for two additional fifteen (15) year terms thereafter in the option of the Company) with an effective date of August 7, 2012 with Fifty-Six Hope Road Music Limited, a Bahamas international business company (“Fifty-Six Hope Road” and the “FSHR License Agreement”). Rohan Marley, our Chairman, owns an interest in and serves as a director of Fifty-Six Hope Road. Pursuant to the FSHR License Agreement, Fifty-Six Hope Road granted the Company a worldwide, exclusive, non-transferable license to utilize the “Marley Coffee” trademarks (the “Trademarks”) in connection with (i) the manufacturing, advertising, promotion, sale, offering for sale and distribution of coffee in all its forms and derivations, regardless of portions, sizes or packaging (the “Exclusive Licensed Products”) and (ii) coffee roasting services, coffee production services, and coffee sales, supply, distribution and support services, provided that the Company may not open retail coffee houses utilizing the Trademarks. Fifty-Six Hope Road owns and controls the intellectual property rights in and to the late reggae performer, Robert Nesta Marley, professionally known as Bob Marley, including the Trademarks. In addition, Fifty-Six Hope Road granted the Company the right to use the Trademarks on advertising and promotional materials that pertain solely to the sale of coffee cups, coffee mugs, coffee glasses, saucers, milk steamers, machines for brewing coffee, espresso and/or cappuccino, grinders, water treatment products, tea products, chocolate products, and ready-to-use (instant) coffee products (the “Non-Exclusive Licensed Products”, and together with the Exclusive Licensed Products, the “Licensed Products”). Licensed Products may be sold by the Company pursuant to the FSHR License Agreement through all channels of distribution, provided that, subject to certain exceptions, the Company cannot sell the Licensed Products by direct marketing methods (other than the Company’s website), including television, infomercials or direct mail without the prior written consent of Fifty-Six Hope Road. Additionally, FSHR has the right to approve all Licensed Products, all advertisements in connection therewith and all product designs and packaging. The agreement also provides that FSHR shall own all rights to any domain names (including marleycoffee.com), incorporating the Trademarks.

In consideration for the foregoing licenses, the Company agreed to pay royalties to Fifty-Six Hope Road in an amount equal to 3% of the net sales of all Licensed Products on a quarterly basis. In addition, such royalty payments are to be deferred during the first 20 months of the term of the FSHR License Agreement, and such deferred payments shall be paid on a quarterly-basis thereafter until paid in full. At January 31, 2014, $219,799 has been accrued for such royalty fees.

The FSHR License Agreement superseded and replaced the trademark license agreement dated March 31, 2010, as amended on August 5, 2011, between the Company and MCL, pursuant to which MCL granted the Company an exclusive, terminable sub-license to use the Trademarks (the “MCL License Agreement”). Previously, in connection with the MCL License Agreement, Fifty-Six Hope Road had granted a worldwide, exclusive, terminable oral license to MCL to utilize the Trademarks and further granted the right for MCL to grant to the Company an exclusive, terminable sub-license to use the Trademarks. As part of the consideration provided by the Company to MCL pursuant to the terms of the MCL License Agreement, effective March 31, 2010, the Company agreed to issue to MCL 10,000,000 shares of common stock of the Company as follows: 1,000,000 shares of the Company’s common stock upon execution of such Agreement, and an additional 1,000,000 shares of common stock on each anniversary of the execution of the Trademark License Agreement for the following nine years, through March 31, 2019. As of December 2012, the Company had issued a total of 2,000,000 shares of the Company’s common stock to MCL.

In connection with the execution of the FSHR License Agreement, the Company and MCL entered into a letter agreement dated as of September 13, 2012 (the “MCL Termination Agreement”) terminating the MCL License Agreement. Pursuant to the MCL Termination Agreement; MCL waived the 30-day notice requirement for termination thereunder. The MCL Termination Agreement stated that all of the Company’s obligations under the MCL Trademarks License Agreement were terminated except that the Company remained obligated to: (i) issue to MCL the 1 million shares of its common stock which were due to MCL on the March 31, 2012 anniversary of the MCL License Agreement, provided that subsequent to the date of the MCL Termination Agreement, MCL verbally agreed to forego and release the Company from its obligation to issue the 1 million additional shares which were never issued, and (ii) repay the remaining outstanding debt obligation of $19,715 in monthly installments with the final installment to be paid in February 2013, which has been paid to date.

Promoters and Certain Control Persons

Brent Toevs

From 2001 to 2011 Mr. Toevs was co-founder and partner of National Coffee Service & Vending (“NCS&V”). On April 25, 2011, the Company entered into an Exclusive Sales and Marketing Agreement (the “NCSV Agreement”) with NCSV. Pursuant to the NCSV Agreement, we agreed to appoint NCSV as our exclusive agent and distributor of “Jammin Java Coffee” brand roasted coffee within the U.S. (the “Products”) in the office coffee vending, office products, water, and other industries featuring a “break room,” and divisions and offshoots thereof. Pursuant to the NCSV Agreement, we share net profits generated by this agreement with NCSV on a 60/40 basis (with 60% of such net profits being provided to the Company).

Pursuant to the NCSV Agreement, NCSV is responsible for marketing and distributing Products and we agreed to refer all inquiries for purchase of the Products to NCSV (subject to small quantities of Products being referred to separate sub-agents). We also agreed not to compete with NCSV for sales and to refer to NCSV any sales relating to the Products and segments covered by the NCSV Agreement.

The NCSV Agreement remained in effect until April 25, 2014, and automatically renewed for an additional two year period and will continue to do so thereafter on a rolling basis, unless terminated by either party at least 30 days prior to the end of such applicable renewal term. The NCSV Agreement can be terminated in the event of a breach of the NCSV Agreement (by the non-breaching party) or if the terminating party pays the non-terminating party a lump sum equal to the estimated net profit which would have been due to the non-terminating party if the NCSV Agreement had remained in effect for an additional 24 months from the termination date of the NCSV Agreement (based on the prior 12 months’ net profit).

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders. However, all of the transactions described above were approved and ratified by the Board of Directors and one or more officers of the Company. In connection with the approval of the transactions described above, the Board of Directors took into account several factors, including its fiduciary duty to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file reports of their ownership of, and transactions in, our common stock with the SEC and to furnish us with copies of the reports they file. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers, we believe that all filings required to be made under Section 16(a) during fiscal 2014 were timely made, except that Brent Toevs, our Chief Executive Officer and director, inadvertently failed to timely report twelve transactions on Form 4; Anh Tran, our President and director, inadvertently failed to timely report six transactions on Form 4; and Rohan Marley, our Chairman, inadvertently failed to timely report fourteen transactions on Form 4. In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and/or the written representations of our directors, executive officers, and 10% stockholders.

Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been disclosed by us in a prior proxy statement or annual report.

PROPOSAL 1
ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company’s Bylaws (as amended and restated, the “Bylaws”) currently provide for a Board of Directors (the “Board”) of not less than one (1) or more than ten (10) members. The Company’s Board currently has three (3) members. The Company’s management recommends the three (3) director nominees listed below for election at the Meeting. Each of the nominees has indicated his willingness to serve if elected, and each of the nominees already serves as a director. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the three (3) nominees recommended by the Company’s management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our director nominees possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our director nominees is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our director nominees that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of Jammin Java. Director ages set forth below are as of the Record Date.

The Company’s Board of Directors has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

The following table and accompanying descriptions indicate the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a director, if such person has previously served on the Company’s Board of Directors.

Name	Position	Date First Appointed as Director	Age
Rohan Marley	Chairman of Board	March 2008	41
Anh Tran	Director	May 2010	37
Brent Toevs	Director	August 2011	48

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have historically compensated our directors for service on the Board through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board. The Board appoints the executive officers of the Company and the executive officers serve at the discretion of the Board.

The business experience of each of the persons listed above is as follows:

Rohan Marley, Chairman

Rohan Marley has served as Chairman of the Board of Directors of the Company since March 2008. Mr. Marley is the son of late reggae artist Bob Marley and is heavily involved in all of the family businesses including Fifty-Six Hope Road Music, Bob Marley Music, Zion Rootswear as well as various land and resort holdings across the globe. Mr. Marley is also a part owner of and Director of Fifty-Six Hope Road.

From July 2010 to the present, Mr. Marley has served as Chairman of Marley Coffee, Ltd., a limited company formed under the laws of Jamaica in July 2010 with a principal place of business in Kingston, Jamaica.  Marley Coffee is in the business of producing coffee and selling it through various distribution outlets including through Marley Coffee, LLC. Since February 2009, Mr. Marley has served as Co-Manager of MCL, which is in the business of producing coffee and selling it through various distribution outlets. From January 2006 to February 2009, Mr. Marley was an entrepreneur principally engaged in planning and developing the business plan for MCL and the Marley Coffee brand. Mr. Marley has been in the coffee business since 1999 when he bought a farm in the Blue Mountain region of Jamaica and began his career in the business of organic coffee farming.  In addition, during the past 15 years, Mr. Marley has been deeply involved in Marley family businesses which seek to spread the message of his father, music icon, Bob Marley, through numerous product distribution and co-branding arrangements and other strategic alliances. In 2004, Mr. Marley founded Tuff Gong Clothing, a privately held clothing designer. Mr. Marley believes strongly in giving back to human causes and communities in need. To help promote happiness and prosperity, Marley Coffee created and continues to support the Kicks For Cause Foundation, a youth soccer program that helps enrich and inspire the lives of underprivileged children. Mr. Marley’s leadership in creating the vision for the Company and his experience helping run his family’s businesses are of great value to the board.

Anh Tran, Director

Anh Tran began working for the Company in February 2010, and has served as President, Chief Financial Officer, Secretary, Treasurer and director of the Company since May 2010. Mr. Tran also served as Chief Executive Officer of the Company from May 2010 to August 2011. From January 2005 to February 2010, Mr. Tran served as the chief executive officer of Greencine.com, an online independent movie distribution service. During his tenure with Greencine.com, Mr. Tran led the company to numerous awards and was one of the first in its field to distribute paid content online. Prior to that, he was a technology strategy consultant for Arthur Andersen. Mr. Tran was involved with business process reengineering for Fortune 500 technology companies and worked closely with corporate executives to strategically plan for the future. As a consultant for Arthur Andersen, Mr. Tran worked on Siebel Systems’ customer relationship management implementations. Mr. Tran received a fellowship at the prestigious Coro Fellowship Program in San Francisco and holds a B.A. from the University of California at Los Angeles. As our President, Chief Financial Officer, Secretary and Treasurer, Mr. Tran has extensive experience leading start-up companies. He also has a history of working with consumer products and international markets and utilizes those experiences to run the day to day operation of the Company as well as to work to grow the Company on an international level. Mr. Tran’s experience with the Company’s operations and his ability to provide operational insight led the board to conclude that Mr. Tran should serve as a director.

Brent Toevs, Director

Brent Toevs has served as Chief Executive Officer and director of the Company since August 2011. From 2001 to 2011, Mr. Toevs was co-founder and partner of National Coffee Service & Vending (NCSV), a consulting firm providing sales agents and consultants in the office coffee and foodservice industries. NCSV represents and directs sales nationally and regionally for numerous coffee brands. From 1999 to 2001, Mr. Toevs served as the Vice President of Sales for USRefresh Coffee & Vending where he was responsible for OCS sales and marketing in the United States and Canada. From 1996 to 1999, Mr. Toevs held senior positions of increasing responsibility at USRefresh at its headquarters in Ottawa, Ontario. While at USRefresh, Mr. Toevs served as the Vice President of Sales where he oversaw sales, marketing and customer service and established the Canadian division for the parent company and in sales management where he expanded sales and increased sales revenue. As our Chief Executive Officer, Mr. Toevs is directly involved in all aspects of our operations. Mr. Toevs’ extensive experience in corporate business development within the coffee foodservice industry, in addition to executive leadership and management experience, provides valuable insight to the Board of Directors.

What Vote Is Required To Elect The Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at three. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
RATIFICATION OF THE COMPANY’S
2012 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

What are the stockholders being asked to approve?

On October 14, 2012, the Board of Directors approved the Company’s 2012 Equity Incentive Plan, which was amended and restated on September 19, 2013 (as amended and restated, the “2012 Plan”).  The 2012 Plan as amended and restated is attached as Appendix A hereto.

The following is a summary of the material features of the 2012 Plan:

What is the purpose of the 2012 Plan?

The 2012 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2012 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the 2012 Plan?

The 2012 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) restricted stock units; (vi) stock appreciation rights; (vii) performance units and performance shares and stock awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant. Incentive stock options granted under the 2012 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that because the 2012 Plan was not approved by stockholders within twelve months of the adoption of such plan by the Board of Directors, no incentive stock options can be granted under the 2012 Plan. Nonqualified (non-statutory stock options) granted under the 2012 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2012 Plan.

Who will administer the 2012 Plan?

The 2012 Plan shall be administered by the Board of Directors of the Company and/or any authorized committee of the Board. The Board shall have the exclusive right to interpret and construe the 2012 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2012 Plan.

How much common stock is subject to the 2012 Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2012 Plan is 12,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2012 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2012 Plan. If shares of restricted stock awarded under the 2012 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the 2012 Plan. Where the exercise price of an option granted under the 2012 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2012 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2012 Plan.

How many securities have been granted pursuant to the 2012 Plan since its approval by the Board of Directors?

As of the date of this proxy statement, a total of 10,473,867 securities have been granted or issued pursuant to the 2012 Plan and a total of 1,526,133 securities are available for future issuance/grant under the 2012 Plan.

Does the Company have any present 2012 Plans to grant or issue securities pursuant to the 2012 Plan?

The Company cannot determine the amounts of future awards that will be granted under the 2012 Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided herein in the proxy statement, the executive officers as a group, directors or consultants (as allowed under the terms of the 2012 Plan). Under the terms of the 2012 Plan, the number of awards to be granted is within the discretion of the Board of Directors, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the 2012 Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any options granted under the 2012 Plan which exercise price shall be set forth in the agreement evidencing the option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s common stock. The exercise price of options granted under the 2012 Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (1) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note; (2) other shares of common stock of the Company, provided the shares have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option will be exercised; (3) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time; (4) by asking the Company to withhold shares from the total shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate exercise price of the shares being acquired; (5) any combination of the foregoing methods of payment; or (6) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

Options and other awards granted under the 2012 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of options and other awards granted under the 2012 Plan will be determined by our Board. The maximum term of options and performance shares under the 2012 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the Board is authorized to appropriately adjust the number and class of shares that may be delivered under the 2012 Plan and/or the number, class, and price of shares covered by each outstanding award;

In the event of a merger or Change in Control (defined below), any or all outstanding awards may be assumed by the successor corporation, which assumption shall be binding on all participants under the plan. In the alternative, the successor corporation may substitute equivalent awards (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the participant than those in effect prior to the merger or Change in Control. In the event that the successor corporation does not assume or substitute for the award, unless the Board provides otherwise, the participant will fully vest in and have the right to exercise all of his or her outstanding options and Stock Appreciation Rights (SARs), including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

“Change in Control” means the occurrence of any of the following events:

(i)      Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided however, that any acquisition of securities directly from the Company shall not constitute a Change in Control;

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)     A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are directors as of the effective date of the plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change of the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

What happens to options upon termination of employment or other relationships?

Each stock option is governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2012 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

Because no incentive stock options are eligible to be granted under the 2012 Plan no description of incentive stock option tax consequences is included.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2012 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the 2012 Plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2012 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May the 2012 Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2012 Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the 2012 Plan, amend the 2012 Plan or a stock award as provided in Section 19 of the 2012 Plan, and/or terminate or suspend the 2012 Plan as provided in Section 19. Our Board of Directors may also amend the 2012 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary under applicable law.

 Unless sooner terminated, the 2012 Plan will terminate ten years from the date of its adoption by our Board, i.e., in October 2022.

The description of the 2012 Plan is qualified in all respects by the actual provisions of the 2012 Plan, which is attached to this Proxy Statement as Appendix A.

What vote is required to ratify the 2012 Plan?

The ratification of the 2012 Plan requires that the number of votes cast in favor of the ratification exceeds the number of votes cast in opposition to the ratification by stockholders present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting For the ratification of the Company’s 2012 Plan, you may vote “FOR” or “AGAINST” or abstain from voting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE RATIFICATION OF THE COMPANY’S 2012 AMENDED AND RESTATED EQUITY INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN

What are the stockholders being asked to approve?

On September 10, 2013, the Board of Directors approved the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) in the form of the attached Appendix B.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The 2013 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2013 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The 2013 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) restricted stock units; (vi) stock appreciation rights; (vii) performance units and performance shares and stock awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.  Incentive stock options granted under the 2013 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) options granted under the 2013 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan.

No incentive stock option may be granted under the 2013 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The 2013 Plan shall be administered by the Board of Directors of the Company and/or any authorized committee of the Board. The Board shall have the exclusive right to interpret and construe the 2013 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2013 Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2013 Plan is 12,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2013 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2013 Plan. If shares of restricted stock awarded under the 2013 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the 2013 Plan. Where the exercise price of an option granted under the 2013 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2013 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2013 Plan.

How many securities have been granted pursuant to the 2013 Plan since its approval by the Board of Directors?

As of the date of this proxy statement, a total of 7,860,000 securities have been granted or issued pursuant to the 2013 Plan and a total of 4,140,000 securities are available for future grant/issuance under the 2013 Plan.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of future awards that will be granted under the 2013 Plan or the benefits of any awards to the executive officers named in the Summary Compensation Table provided herein in the proxy statement, the executive officers as a group, directors or consultants (as allowed under the terms of the 2013 Plan). Under the terms of the 2013 Plan, the number of awards to be granted is within the discretion of the Board of Directors, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any options granted under the 2013 Plan which exercise price shall be set forth in the agreement evidencing the option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2013 Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (1) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note; (2) other shares of common stock of the Company, provided the shares have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option will be exercised; (3) to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time; (4) by asking the Company to withhold shares from the total shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate exercise price of the shares being acquired; (5) any combination of the foregoing methods of payment; or (6) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws.

Options and other awards granted under the 2013 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of options and other awards granted under the 2013 Plan will be determined by our Board. The maximum term of options and performance shares under the 2013 Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the Board is authorized to appropriately adjust the number and class of shares that may be delivered under the 2013 Plan and/or the number, class, and price of shares covered by each outstanding award;

In the event of a merger or Change in Control (defined below), any or all outstanding awards may be assumed by the successor corporation, which assumption shall be binding on all participants under the plan. In the alternative, the successor corporation may substitute equivalent awards (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the participant than those in effect prior to the merger or Change in Control. In the event that the successor corporation does not assume or substitute for the award, unless the Board provides otherwise, the participant will fully vest in and have the right to exercise all of his or her outstanding options and Stock Appreciation Rights (SARs), including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

“Change in Control” means the occurrence of any of the following events:

(i)      Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided however, that any acquisition of securities directly from the Company shall not constitute a Change in Control;

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)     A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are directors as of the effective date of the plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2013 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2013 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May the 2013 Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2013 Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the 2013 Plan, amend the 2013 Plan or a stock award as provided in Section 19 of the 2013 Plan, and/or terminate or suspend the 2013 Plan as provided in Section 19. Our Board of Directors may also amend the 2013 Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary under applicable law.

Unless sooner terminated, the 2013 Plan will terminate ten years from the date of its adoption by our Board, i.e., in September 2023.

The description of the 2013 Plan is qualified in all respects by the actual provisions of the 2013 Plan, which is attached to this Proxy Statement as Appendix B.

What vote is required to ratify the Plan?

The ratification of the 2013 Plan requires that the number of votes cast in favor of the ratification exceeds the number of votes cast in opposition to the ratification by stockholders present in person or represented by proxy at the meeting and entitled to vote at the Annual Meeting For the ratification of the Company’s 2013 Plan, you may vote “FOR” or “AGAINST” or abstain from voting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE RATIFICATION OF THE COMPANY’S 2013 EQUITY INCENTIVE PLAN.

PROPOSAL 4
TO RATIFY THE APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING JANUARY 31, 2014 AND 2015

The Board of Directors has selected Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar”) as the Company’s independent registered accounting firm for the years ended January 31, 2014 and 2015, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Squar to be present at the Annual Meeting. In the event that a representative of Squar is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

Our Board of Directors approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Audit Fees

The following table presents the estimated aggregate fees incurred for services performed during our last two fiscal years, all of which were approved by our Board of Directors.

	Fiscal Year Ended January 31,
	2014	2013
Audit fees(1)	$87,500	$46,505
Audit-related fees(2)	-0-	-0-
Tax fees(3)	10,423	29,133
All other fees	-0-	-0-
Total fees	$97,923	$75,638

(1)	Audit fees include professional services rendered for the audit and/or reviews of our financial statements and in connection with statutory and regulatory filings or engagements.
(2)
Audit-related fees include assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not included under footnote (1) above.

(3)	Tax fees include professional services relating to preparation of the annual tax return.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Board of Directors has considered the nature and amount of fees billed by Squar and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Squar’s independence.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit related, provided to us by our independent auditors for fiscal 2014 and 2013.

 In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Squar to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Squar as the Company’s independent auditor for the years ended January 31, 2014 and 2015. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board of Directors is requesting, as a matter of policy, that the stockholders ratify the appointment of Squar as our independent registered public accounting firm.

Ratification of this appointment shall be effective if the number of votes, present or represented by proxy and entitled to vote at the Annual Meeting, cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Squar.

The Board of Directors is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board of Directors may reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING JANUARY 31, 2014 AND 2015.

PROPOSAL 5
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”) and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 13) and the accompanying compensation tables and narratives (beginning on page 13).

As described under “Executive Compensation”, our Board of Directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Board is guided by the following key principles in determining the compensation of our executive officers:

•
Competition Among Peers. The Board believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•
Accountability for Our Performance. The Board also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•
Accountability for Individual Performance. In addition, the Board believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

•
Alignment with Stockholder Interests. Moreover, the Board believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2015 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in Proposal 6 - Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation, below (page 45)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

Vote Required

The approval of this proposal requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal by shareholders present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board, nor will the outcome of the vote require the Board to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board. However, the Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 6
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of votes at the Annual Meeting will be deemed approved by our stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

The Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 7
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Annual Meeting pursuant to this Proposal 7, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 4730 Tejon St., Denver, Colorado 80211, not earlier than the close of business on March 18, 2015, and not later than the close of business on April 17, 2015, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after July 16, 2015. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement (as described in the Bylaws) of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Nominations For The Board Of Directors

The Board considers nominees for director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s stockholders. There are no specific, minimum or absolute criteria for Board membership.

The Board may use its network of contacts to compile a list of potential candidates. The Board has not in the past relied upon professional search firms to identify director nominees, but may engage such firms if so desired. The Board may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Board will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of applicable federal securities law and the Bylaws. The Board’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.

To be in proper written form, a stockholder’s notice to the Secretary (Attn: Corporate Secretary, Jammin Java Corp., 4730 Tejon St., Denver, Colorado 80211) must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Nominating and Governance Committee through other means.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

 The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Jammin Java Corp., 4730 Tejon St., Denver, Colorado 80211.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Jammin Java Corp.
4730 Tejon St.
Denver, Colorado 80211

By Order of the Board of Directors:

Rohan Marley
Chairman May 30, 2014

FORM OF PROXY
(SEE ATTACHED)

JAMMIN JAVA CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JULY 16, 2014 AT 3:00 P.M.

CONTROL ID:
  REQUEST ID:

The undersigned stockholder of Jammin Java Corp., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around May 30, 2014, and hereby appoints Anh Tran and Brent Toevs (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on July 16, 2014 at 3:00 p.m. local time, at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or Internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/JAMN
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF JAMMIN JAVA CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN PROPOSAL 1, “FOR” PROPOSALS 2 THROUGH 5 AND PROPOSAL 7 AND FOR “THREE YEARS” IN PROPOSAL 6, BELOW			MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Rohan Marley				☐
	Anh Tran				☐	CONTROL ID:
	Brent Toevs				☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the 2012 Amended and Restated Equity Incentive Plan.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To ratify the 2013 Equity Incentive Plan		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the company’s independent auditors for the fiscal years ending January 31, 2014 and 2015		☐	☐	☐

Proposal 5		à	FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the company’s named executive officers.		☐	☐	☐

Proposal 6		à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the company’s named executive officers.		☐	☐	☐	☐

Proposal 7		à	FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.		☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Proposals 2 Through 5 And Proposal 7 And For “Three Years” In Proposal 6, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Appendix A

JAMMIN JAVA CORP.

AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. Jammin Java Corp., a Nevada corporation (the “Company”) hereby establishes the JAMMIN JAVA CORP. AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN (the “Plan”). The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.  This Amended and Restated 2012 Equity Incentive Plan, amends, and restates the 2012 Equity Incentive Plan adopted by the Company’s Board of Directors in October 2012, provided that the adoption of this Amended and Restated Plan shall have no effect on any outstanding grants, issuances or awards granted or issued under the Plan.

2.           Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)           Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)           The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)           A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)           The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Jammin Java Corp., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, and that either (1) renders a Participant unable to engage in any substantial gainful activity or (2) results in a Participant receiving income replacement benefits for a period of not less than three months under an employee accident and health plan covering the Participant.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock

(or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCQB®”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) or the OTCQB market maintained by OTC Markets, the Fair Market Value of a Share will be the closing price for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)           In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this Amended and Restated 2012 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Stock Award” means an Award of Shares under Section 10 of the Plan.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.           Stock Subject to the Plan.

a.
Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is twelve million (12,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to

Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.           Administration of the Plan.

a.
Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding: (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan, if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.
Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.           to determine the Fair Market Value;

ii.           to select the Service Providers to whom Awards may be granted hereunder;

iii.           to determine the number of Shares to be covered by each Award granted hereunder;

iv.           to approve forms of agreement for use under the Plan;

v.           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.           to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii.           to prescribe, amend and rescind rules and regulations relating to the Plan;

viii.           to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

ix.           to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x.           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.           to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xii.           to make all other determinations deemed necessary or advisable for administering the Plan.

c.           Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.   Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units, Performance Shares and Stock Awards may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.            Stock Options.

a.           Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.           Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.           Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date for ISOs, and the per Share exercise price for the Shares to be issued pursuant to exercise of NSOs may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonstatutory Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

d.           Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e.           Time and Form of Payment.

i.           Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.           Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator shall specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.           Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)           cash;

(2)           check;

(3)           to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)           other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)           to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)           by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)           any combination of the foregoing methods of payment; or

(8)           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.           Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock.

a.           Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.           Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.           Vesting Conditions and Other Terms.

i.           Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.           Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.           Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.           Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.           Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 30th day following the date on which vesting occurred.

e.           Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

a.           Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.           Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.           Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.           Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.           Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.	Stock Appreciation Rights.

a.           Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.           Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.           Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.           Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.           Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.	Performance Units and Performance Shares and Stock Awards.

a.           Grant of Performance Units and Performance Shares and Stock Awards. Performance Units or Performance Shares or Stock Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares and Stock Awards granted to each Participant and may award Stock Awards for bona fide services to employees and consultants that are not related to market making activities or financing activities. The Administrator may grant Stock Awards to Employees, Consultants and Directors in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award.

b.           Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion, provided that Stock Awards that are not subject to restrictions may be evidenced solely by the consent of the Board or the Administrator.

c.           Value of Performance Units and Performance Shares and Stock Awards. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share and Stock Award will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.           Vesting Conditions and Performance Period and Stock Awards. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion. The Administrator need not set any goals or other performance or vesting criteria for Stock Awards and may grant Stock Awards which vest immediately and are not subject to any vesting or other conditions.

e.           Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired.  An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.           Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.           Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.           Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.           Tax Withholding.

a.           Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.           Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.           Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of twelve million (12,000,000) Shares may be issued as ISOs under the Plan.

ii.           General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.           Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.           Award Agreement.

(1)           The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)           The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)           The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)           The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.           Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.           “Disability,” for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.           Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.
Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.           Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.           Maximum Amount.

(1)           Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is twelve million (12,000,000) Shares;

(2)           For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of twelve million (12,000,000) Shares on the Grant Date; and

(3)           The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of twelve million (12,000,000) Shares on the Grant Date.

iii.           Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

    Increased revenue;

(2)           Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)           Stock price measures (including but not limited to growth measures and total stockholder return);

(4)           Market share;

(5)           Earnings per Share (actual or targeted growth);

(6)           Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)           Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)           Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)           Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)           Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)           Margins;

(12)           Stockholder value;

(13)           Total stockholder return;

(14)           Proceeds from dispositions;

(15)           Production volumes;

(16)           Total market value; and

(17)           Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.
Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the Company’s or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.
Effective Date. The Plan’s effective date is the date on which it is adopted by the Board. The grant of ISOs is subject to approval by the Company’s shareholders either twelve (12) months before or after the date that the Board adopts the Plan. Shareholder approval is to be obtained in accordance with the Company’s certificate of incorporation and bylaws, and applicable laws. The Administrator may grant ISOs prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval, a grantee may exercise previously granted ISOs as Nonqualified Stock Options.

18.
Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.           Amendment and Termination of the Plan.

a.           Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.           Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.           Conditions Upon Issuance of Shares.

a.           Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.           Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.
Repricing Prohibited; Exchange And Buyout of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

23.
Substitution and Assumption of Awards. The Administrator may make Awards under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also make Awards under the Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

24.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of California.

Adopted by the Board of Directors on September 19, 2013.

Appendix B
JAMMIN JAVA CORP.

2013 EQUITY INCENTIVE PLAN

1.
Purposes of the Plan. Jammin Java Corp., a Nevada corporation (the “Company”) hereby establishes the JAMMIN JAVA CORP. 2013 EQUITY INCENTIVE PLAN (the “Plan”). The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.            Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)           Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)           The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)           A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)           The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Jammin Java Corp., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, and that either (1) renders a Participant unable to engage in any substantial gainful activity or (2) results in a Participant receiving income replacement benefits for a period of not less than three months under an employee accident and health plan covering the Participant.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCQB®”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) or the OTCQB market maintained by OTC Markets, the Fair Market Value of a Share will be the closing price for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)           In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2013 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Stock Award” means an Award of Shares under Section 10 of the Plan.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.           Stock Subject to the Plan.

a.
Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is twelve million (12,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.           Administration of the Plan.

a.
Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding: (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan, if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.
Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.           to determine the Fair Market Value;

ii.           to select the Service Providers to whom Awards may be granted hereunder;

iii.     to determine the number of Shares to be covered by each Award granted hereunder;

iv.    to approve forms of agreement for use under the Plan;

v.           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.           to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii.           to prescribe, amend and rescind rules and regulations relating to the Plan;

viii.           to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

ix.           to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x.           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.           to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws; and

xii.           to make all other determinations deemed necessary or advisable for administering the Plan.

c.   Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.
Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units, Performance Shares and Stock Awards may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.              Stock Options.

a.   Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.   Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.   Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date for ISOs, and the per Share exercise price for the Shares to be issued pursuant to exercise of NSOs may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at

the Grant Date; provided, however, that the exercise price of each Nonstatutory Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

d.   Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e.   Time and Form of Payment.

i.           Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.           Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator shall specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.           Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)           cash;

(2)           check;

(3)           to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)           other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)           to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)           by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)           any combination of the foregoing methods of payment; or

(8)           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.   Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock.

a.   Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.   Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.   Vesting Conditions and Other Terms.

i.           Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.           Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.           Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.           Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.   Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the

Administrator may determine, but in no event later than the 30th day following the date on which vesting occurred.

e.   Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.   Restricted Stock Units.

a.   Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.   Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.   Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.   Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.   Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.   Stock Appreciation Rights.

a.   Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.   Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.   Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.   Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii)

the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.   Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.	Performance Units and Performance Shares and Stock Awards.

a.   Grant of Performance Units and Performance Shares and Stock Awards. Performance Units or Performance Shares or Stock Awards may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares and Stock Awards granted to each Participant and may award Stock Awards for bona fide services to employees and consultants that are not related to market making activities or financing activities. The Administrator may grant Stock Awards to Employees, Consultants and Directors in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award.

b.   Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion, provided that Stock Awards that are not subject to restrictions may be evidenced solely by the consent of the Board or the Administrator.

c.   Value of Performance Units and Performance Shares and Stock Awards. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share and Stock Award will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.   Vesting Conditions and Performance Period and Stock Awards. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion. The Administrator need not set any goals or other performance or vesting criteria for Stock Awards and may grant Stock Awards which vest immediately and are not subject to any vesting or other conditions.

e.   Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired.  An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.   Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.   Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.   Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

       In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

        For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the

Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

      Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.           Tax Withholding.

a.   Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.   Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.           Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of twelve million (12,000,000) Shares may be issued as ISOs under the Plan.

ii.           General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.           Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.           Award Agreement.

(1)           The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)           The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)           The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)           The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.           Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.           “Disability,” for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.           Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.
Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.           Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.           Maximum Amount.

(1)           Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is twelve million (12,000,000) Shares;

(2)           For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of twelve million (12,000,000) Shares on the Grant Date; and

(3)           The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of twelve million (12,000,000) Shares on the Grant Date.

iii.           Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)           Increased revenue;

(2)           Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)           Stock price measures (including but not limited to growth measures and total stockholder return);

(4)           Market share;

(5)           Earnings per Share (actual or targeted growth);

(6)           Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)           Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)           Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)           Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)           Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)           Margins;

(12)           Stockholder value;

(13)           Total stockholder return;

(14)           Proceeds from dispositions;

(15)           Production volumes;

(16)           Total market value; and

(17)           Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.
Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the Company’s or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.
Effective Date. The Plan’s effective date is the date on which it is adopted by the Board. The grant of ISOs is subject to approval by the Company’s shareholders either twelve (12) months before or after the date that the Board adopts the Plan. Shareholder approval is to be obtained in accordance with the Company’s certificate of incorporation and bylaws, and applicable laws. The Administrator may grant ISOs prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval, a grantee may exercise previously granted ISOs as Nonqualified Stock Options.

18.
Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.           Amendment and Termination of the Plan.

a.   Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.   Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.   Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.           Conditions Upon Issuance of Shares.

a.   Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.   Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.
Repricing Prohibited; Exchange And Buyout of Awards. The repricing of Options or SARs is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

23.
Substitution and Assumption of Awards. The Administrator may make Awards under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also make Awards under the Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

24.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of California.

Adopted by the Board of Directors on September 10, 2013.